UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

AUSTRALIAN OIL & GAS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26721	84-1379164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 21, 500 Collins Street
Melbourne, Victoria 3000
Australia

Registrant’s telephone number, including area code:  (61-3) 8610 4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

The Company advises that it no longer has sufficient remaining assets available to meet any new obligations or liabilities that may arise after 30 June 2012.  As a result the Company has ceased operations.

Accordingly, the directors have resolved to lodge a Form 15 Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSTRALIAN OIL & GAS CORPORATION

Date: August 13, 2012	By:	/s/ E. Geoffrey Albers
E. Geoffrey Albers
President